UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: July 31, 2011

Date of reporting period: July 31, 2011

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND	Table of Contents

Shareholder Letter	2

Management’s Discussion of Fund Performance	3

Fund Overview	5

Expense Example	7

Schedule of Investments	8

Statement of Assets and Liabilities	13

Statement of Operations	15

Statements of Changes in Net Assets	16

Notes to Financial Statements	17

Financial Highlights	25

Report of Independent Registered Public Accounting Firm	27

Director Approval of Advisory Agreements	28

Fund Information	30

Privacy Notice and Householding	31

Directors and Officers	32

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Quarterly Review. In this Review, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Quarterly Review either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis                                                                           Kenneth C. Feinberg
President & Portfolio Manager                                                          Portfolio Manager

September 1, 2011

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis New York Venture Fund’s Class A shares delivered a total return on net asset value of 15.70% for the year ended July 31, 2011. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 19.65%. The increase was widespread as every sector1 within the Index posted gains. The sectors within the Index that turned in the strongest performance over the year were energy and consumer discretionary. The sectors that turned in the weakest (but still positive) performance over the year were financials and utilities.

Factors Impacting the Fund’s Performance

Energy companies were the most significant detractor2 from the Fund’s performance relative to the Index. The Fund’s energy companies under-performed the corresponding sector within the Index (up 17% versus up 42% for the Index), but had a higher relative average weighting (15% versus 12% for the Index) in this stronger performing sector. Occidental Petroleum3 and Devon Energy were among the most important contributors to performance. OGX Petroleo e Gas Participacoes was among the most important detractors from performance.

Material companies were also an important detractor from the Fund’s performance relative to the Index. The Fund’s material companies under-performed the corresponding sector within the Index (up 8% versus up 25% for the Index) and had a higher relative average weighting (8% versus 4% for the Index). Sino-Forest was the single most important detractor from the Fund’s performance. Listed in Toronto, but operating predominantly in mainland China, Sino-Forest is a commercial timber plantation manager that enters into long-term leases with Chinese provincial cooperatives and obtains the rights to harvest, sell, and replant trees. Sino-Forest became the target of a short seller that accused Sino-Forest of fraud. Subsequent to the Fund’s year end, the Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Fund. Davis Advisors’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Fund continues to fair value this position. Martin Marietta Materials and Vulcan Materials were also among the most important detractors from performance. The Fund no longer owns Vulcan Materials.

The Fund had more invested in financials than any other sector over the year and they detracted from performance relative to the Index. The Fund’s financial companies out-performed the corresponding sector within the Index (up 8% versus up 2% for the Index), but had a higher relative average weighting (28% versus 16% for the Index) in this weaker performing sector. American Express was among the most important contributors to performance. Bank of New York Mellon and Goldman Sachs were among the most important detractors from performance.

Consumer staple companies were the most important contributor to both the Fund’s absolute and relative performance. The Fund’s consumer staple companies out-performed the corresponding sector within the Index (up 27% versus up 18% for the Index) and had a higher relative average weighting (16% versus 11% for the Index). Costco Wholesale and CVS Caremark were among the most important contributors to performance.

Other important contributors to the Fund’s performance included Bed Bath & Beyond, Roche Holding, and Pfizer. Other important detractors from the Fund’s performance included Hewlett-Packard and China Shipping.

The Fund had approximately 19% of its net assets invested in foreign companies at July 31, 2011. As a whole, those companies under-performed the domestic companies held by the Fund.

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective.  Davis New York Venture Fund’s principal risks are: stock market risk, manager risk, common stock risk, financial services risk, foreign country risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis New York Venture Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on July 31, 2001
Average Annual Total Return for periods ended July 31, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	15.70%	0.73%	3.74%	11.74%	02/17/69	0.89%	0.89%
Class A - with sales charge	10.20%	(0.25)%	3.23%	11.61%	02/17/69	0.89%	0.89%
Class B†, **	10.68%	(0.53)%	3.16%	9.32%	12/01/94	1.79%	1.79%
Class C**	13.78%	(0.05)%	2.93%	8.74%	12/20/94	1.67%	1.67%
Class R	15.33%	0.38%	NA	5.37%	08/20/03	1.22%	1.22%
Class Y	16.05%	1.00%	4.04%	7.64%	10/02/96	0.62%	0.62%
S&P 500® Index***	19.65%	2.39%	2.61%	9.53%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 02/17/69.

DAVIS NEW YORK VENTURE FUND	Fund Overview
July 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/11 Net Assets)		(% of 07/31/11 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	79.96%	Energy	15.99%	12.99%
Common Stock (Foreign)	19.08%	Health Care	13.17%	11.46%
Convertible Bonds (Foreign)	0.14%	Diversified Financials	13.06%	6.68%
Short-Term Investments	1.11%	Insurance	10.25%	3.63%
Other Assets & Liabilities	(0.29)%	Food & Staples Retailing	8.52%	2.30%
	100.00%	Materials	7.56%	3.61%
		Food, Beverage & Tobacco	7.29%	6.06%
		Information Technology	6.68%	18.74%
		Banks	4.35%	2.73%
		Retailing	3.97%	3.71%
		Commercial & Professional Services	2.55%	0.55%
		Transportation	2.25%	1.97%
		Other	1.90%	12.38%
		Media	0.86%	3.23%
		Real Estate	0.80%	1.81%
		Capital Goods	0.80%	8.15%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 07/31/11 Net Assets)

American Express Co.	Consumer Finance	4.87%
Bank of New York Mellon Corp.	Capital Markets	4.62%
Costco Wholesale Corp.	Food & Staples Retailing	4.41%
Wells Fargo & Co.	Commercial Banks	4.31%
CVS Caremark Corp.	Food & Staples Retailing	4.04%
Occidental Petroleum Corp.	Energy	3.68%
EOG Resources, Inc.	Energy	3.62%
Devon Energy Corp.	Energy	3.36%
Loews Corp.	Multi-line Insurance	3.19%
Canadian Natural Resources Ltd.	Energy	3.04%

DAVIS NEW YORK VENTURE FUND	Fund Overview – (Continued)
July 31, 2011

New Positions Added (08/01/10-07/31/11)
(Highlighted positions are those greater than 0.60% of Fund’s 07/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/11 Net Assets
ACE Ltd.	Property & Casualty Insurance	02/16/11	0.59%
Air Products and Chemicals, Inc.	Materials	08/24/10	0.54%
Charles Schwab Corp.	Capital Markets	08/31/10	0.06%
Ecolab Inc.	Materials	07/27/11	0.05%
Expedia, Inc.	Retailing	03/07/11	0.50%
Intel Corp.	Semiconductors & Semiconductor
	Equipment	05/10/11	0.26%
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	12/17/10	0.65%
Lockheed Martin Corp.	Capital Goods	09/20/10	0.77%

Positions Closed (08/01/10-07/31/11)
(Gains and losses greater than $50,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
ABB Ltd., ADR	Capital Goods	12/01/10	$44,534,301
CareFusion Corp.	Health Care Equipment & Services	08/13/10	(279,993)
Cosco Pacific Ltd.	Transportation	09/17/10	(5,658,624)
GAM Holding Ltd.	Capital Markets	07/26/11	77,323,493
H&R Block, Inc.	Consumer Services	09/10/10	(8,591,863)
Harley-Davidson, Inc., Sr. Notes,
15.00%, 02/01/14	Automobiles & Components	12/08/10	51,608,068
Hershey Co.	Food, Beverage & Tobacco	03/02/11	38,624,520
Level 3 Communications, Inc., Conv.
Sr. Notes, 15.00%, 01/15/13	Telecommunication Services	05/27/11	13,760,314
Mead Johnson Nutrition Co.	Food, Beverage & Tobacco	02/08/11	42,140,866
Moody's Corp.	Diversified Financial Services	05/03/11	178,517,707
News Corp., Class A	Media	03/25/11	(21,691,596)
PACCAR Inc.	Capital Goods	09/20/10	9,073,350
Sealed Air Corp., Sr. Notes,
12.00%, 02/14/14	Materials	11/30/10	28,350,000
United Parcel Service, Inc., Class B	Transportation	09/20/10	13,771,493
Vulcan Materials Co.	Materials	07/29/11	2,662,353

DAVIS NEW YORK VENTURE FUND	Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended July 31, 2011.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads).  Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (02/01/11)	Ending Account Value (07/31/11)	Expenses Paid During Period* (02/01/11-07/31/11)
Class A (annualized expense ratio 0.88%**)
Actual	$1,000.00	$993.40	$4.35
Hypothetical	$1,000.00	$1,020.43	$4.41
Class B (annualized expense ratio 1.78%**)
Actual	$1,000.00	$988.62	$8.78
Hypothetical	$1,000.00	$1,015.97	$8.90
Class C (annualized expense ratio 1.66%**)
Actual	$1,000.00	$989.31	$8.19
Hypothetical	$1,000.00	$1,016.56	$8.30
Class R (annualized expense ratio 1.17%**)
Actual	$1,000.00	$991.68	$5.78
Hypothetical	$1,000.00	$1,018.99	$5.86
Class Y (annualized expense ratio 0.62%**)
Actual	$1,000.00	$994.59	$3.07
Hypothetical	$1,000.00	$1,021.72	$3.11

Hypothetical assumes 5% annual return before expenses.
*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
July 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (99.04%)
CONSUMER DISCRETIONARY – (5.71%)
Automobiles & Components – (0.73%)
Harley-Davidson, Inc.	5,036,856	$218,549,182
Consumer Durables & Apparel – (0.18%)
Hunter Douglas NV (Netherlands)	1,183,216	54,498,700
Media – (0.86%)
Grupo Televisa S.A., ADR (Mexico)	2,899,441	64,338,596
Liberty Media - Starz, Series A *	493,242	37,880,985
Walt Disney Co.	3,945,000	152,355,900
		254,575,481
Retailing – (3.94%)
Bed Bath & Beyond Inc. *	12,420,143	726,764,668
CarMax, Inc. *	6,109,992	195,336,444
Expedia, Inc.	4,687,500	148,476,563
Liberty Media Corp. - Interactive, Series A *	6,165,360	101,204,384
		1,171,782,059
	Total Consumer Discretionary	1,699,405,422
CONSUMER STAPLES – (16.20%)
Food & Staples Retailing – (8.45%)
Costco Wholesale Corp.	16,781,841	1,313,262,968
CVS Caremark Corp.	33,046,295	1,201,232,823
		2,514,495,791
Food, Beverage & Tobacco – (7.23%)
Coca-Cola Co.	9,597,845	652,749,438
Diageo PLC (United Kingdom)	17,216,334	351,834,171
Diageo PLC, ADR (United Kingdom)	17,779	1,444,366
Heineken Holding NV (Netherlands)	7,551,969	384,791,313
Kraft Foods Inc., Class A	5,651,500	194,298,570
Nestle S.A. (Switzerland)	1,617,525	103,272,513
Philip Morris International Inc.	4,288,767	305,231,547
Unilever NV, NY Shares (Netherlands)	4,784,824	155,411,084
		2,149,033,002
Household & Personal Products – (0.52%)
Natura Cosmeticos S.A. (Brazil)	1,925,340	43,761,960
Procter & Gamble Co.	1,812,466	111,448,534
		155,210,494
	Total Consumer Staples	4,818,739,287
ENERGY – (15.85%)
Canadian Natural Resources Ltd. (Canada)	22,471,580	905,379,958
China Coal Energy Co. - H (China)	147,804,011	212,780,883
Devon Energy Corp.	12,684,312	998,255,354
EOG Resources, Inc.	10,568,966	1,078,034,532
Occidental Petroleum Corp.	11,162,875	1,095,971,067
OGX Petroleo e Gas Participacoes S.A. (Brazil)*	19,150,000	159,537,028
Schlumberger Ltd.	851,660	76,964,514
Transocean Ltd.	3,059,451	188,339,804
	Total Energy	4,715,263,140

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (28.23%)
Banks – (4.31%)
Commercial Banks – (4.31%)
Wells Fargo & Co.	45,886,134	$1,282,058,584
Diversified Financials – (12.95%)
Capital Markets – (7.52%)
Ameriprise Financial, Inc.	3,765,232	203,699,051
Bank of New York Mellon Corp.	54,673,225	1,372,844,680
Brookfield Asset Management Inc., Class A (Canada)(a)	4,347,420	137,074,153
Charles Schwab Corp.	1,109,000	16,557,370
Goldman Sachs Group, Inc.	1,044,829	141,020,570
Julius Baer Group Ltd. (Switzerland)	8,570,817	366,006,174
		2,237,201,998
Consumer Finance – (4.87%)
American Express Co.	28,928,238	1,447,569,030
Diversified Financial Services – (0.56%)
Bank of America Corp.	2,641,295	25,646,974
JPMorgan Chase & Co.	1,105,893	44,733,372
Visa Inc., Class A	1,141,950	97,682,403
		168,062,749
		3,852,833,777
Insurance – (10.17%)
Insurance Brokers – (0.12%)
Aon Corp.	725,000	34,887,000
Multi-line Insurance – (3.84%)
Fairfax Financial Holdings Ltd. (Canada)	330,694	130,389,337
Fairfax Financial Holdings Ltd., 144A (Canada)(b)(c)	160,877	63,310,223
Loews Corp. (d)	23,784,521	948,288,852
		1,141,988,412
Property & Casualty Insurance – (4.86%)
ACE Ltd.	2,627,000	175,956,460
Berkshire Hathaway Inc., Class A *	4,560	508,440,000
Markel Corp. *	86,114	34,481,768
Progressive Corp. (Ohio) (d)	36,893,726	726,068,527
		1,444,946,755
Reinsurance – (1.35%)
Everest Re Group, Ltd.	1,102,300	90,520,876
Transatlantic Holdings, Inc. (d)	6,089,151	311,825,423
		402,346,299
		3,024,168,466
Real Estate – (0.80%)
Hang Lung Group Ltd. (Hong Kong)	39,391,100	237,041,551
	Total Financials	8,396,102,378
HEALTH CARE – (13.06%)
Health Care Equipment & Services – (4.23%)
Baxter International Inc.	5,407,274	314,541,129
Becton, Dickinson and Co.	3,306,029	276,417,085
Express Scripts, Inc. *	12,300,208	667,716,791
		1,258,675,005

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (8.83%)
Agilent Technologies, Inc. *	2,872,990	$121,125,258
Johnson & Johnson	11,794,130	764,141,683
Merck & Co., Inc.	26,405,710	901,226,882
Pfizer Inc.	7,350,559	141,424,755
Roche Holding AG - Genusschein (Switzerland)	3,882,500	698,509,625
		2,626,428,203
	Total Health Care	3,885,103,208
INDUSTRIALS – (5.56%)
Capital Goods – (0.79%)
Lockheed Martin Corp.	3,010,000	227,947,300
Tyco International Ltd.	161,762	7,164,439
		235,111,739
Commercial & Professional Services – (2.53%)
D&B Corp.	1,983,109	143,874,558
Iron Mountain Inc. (d)	19,259,589	609,180,800
		753,055,358
Transportation – (2.24%)
China Merchants Holdings International Co., Ltd. (China)	92,126,584	328,020,878
China Shipping Development Co. Ltd. - H (China)(d)	68,979,600	53,900,339
Kuehne & Nagel International AG (Switzerland)	1,769,209	248,168,062
LLX Logistica S.A. (Brazil)*	6,412,120	17,902,750
PortX Operacoes Portuarias S.A. (Brazil)*	7,481,800	16,595,668
		664,587,697
	Total Industrials	1,652,754,794
INFORMATION TECHNOLOGY – (6.63%)
Semiconductors & Semiconductor Equipment – (1.87%)
Intel Corp.	3,446,500	76,977,577
Texas Instruments Inc.	16,156,005	480,641,149
		557,618,726
Software & Services – (4.10%)
Activision Blizzard, Inc.	14,457,633	171,250,663
Google Inc., Class A *	1,204,045	727,188,998
Microsoft Corp.	11,679,061	319,947,876
		1,218,387,537
Technology Hardware & Equipment – (0.66%)
Hewlett-Packard Co.	5,546,279	195,007,170
	Total Information Technology	1,971,013,433
MATERIALS – (7.36%)
Air Products and Chemicals, Inc.	1,813,120	160,878,138
BHP Billiton PLC (United Kingdom)	4,670,343	174,251,369
Ecolab Inc.	272,000	13,600,000
Martin Marietta Materials, Inc. (d)	2,520,483	190,598,924
Monsanto Co.	6,743,296	495,497,390
Potash Corp. of Saskatchewan Inc. (Canada)	4,398,738	254,291,044
Praxair, Inc.	1,350,220	139,936,801
Rio Tinto PLC (United Kingdom)	3,006,214	212,185,809
Sealed Air Corp. (d)	17,617,507	379,304,926

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (CONTINUED)
Sino-Forest Corp. (Canada)*(d)	21,599,634	$165,029,387
Sino-Forest Corp., 144A (Canada)*(b)(c)(d)	578,195	4,417,629
	Total Materials	2,189,991,417
TELECOMMUNICATION SERVICES – (0.44%)
America Movil SAB de C.V., Series L, ADR (Mexico)	5,006,634	129,171,157
	Total Telecommunication Services	129,171,157
TOTAL COMMON STOCK – (Identified cost $19,078,185,278)		29,457,544,236
CONVERTIBLE BONDS – (0.14%)
MATERIALS – (0.14%)
Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13 (Canada) (c)(d)	$61,132,000	41,264,100
TOTAL CONVERTIBLE BONDS – (Identified cost $61,159,375)		41,264,100
SHORT-TERM INVESTMENTS – (0.68%)
COMMERCIAL PAPER – (0.27%)
Intesa Funding LLC, 0.22%, 08/02/11	50,000,000	49,999,694
Mizuho Funding LLC, 0.11%, 08/03/11	30,000,000	29,999,817
	Total Commercial Paper	79,999,511
REPURCHASE AGREEMENTS – (0.41%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.22%, 08/01/11, dated 07/29/11, repurchase value of $121,693,231 (collateralized by: Cash and U.S. Government agency mortgages and obligations in a pooled cash account, 2.446%-11.25%, 07/31/13-02/15/41, total market value $123,886,542)	121,691,000	121,691,000
	Total Repurchase Agreements	121,691,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $201,690,511)		201,690,511
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (0.43%)
Citigroup Global Markets, Inc. Joint Repurchase Agreement, 0.24%, 08/01/11, dated 07/29/11, repurchase value of $50,001,000 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-7.00%, 09/20/24-07/15/41, total market value $51,000,000)	50,000,000	50,000,000
Merrill Lynch & Co., Inc. Joint Repurchase Agreement, 0.24%, 08/01/11, dated 07/29/11, repurchase value of $76,861,537 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-5.00%, 10/01/30-12/01/40, total market value $78,397,200)	76,860,000	76,860,000
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (Identified cost $126,860,000)		126,860,000
Total Investments – (100.29%) – (Identified cost $19,467,895,164) – (e)		29,827,358,847
Liabilities Less Other Assets – (0.29%)		(85,220,015)
	Net Assets – (100.00%)	$29,742,138,832
ADR: American Depositary Receipt

*	Non-Income producing security.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2011

(a)	Security is partially on loan – See Note 8 of the Notes to Financial Statements.
(b)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $67,727,852 or 0.23% of the Fund's net assets as of July 31, 2011.

(c)	Restricted Security – See Note 9 of the Notes to Financial Statements.
(d)
Affiliated Company.  Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2011.  The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2011, amounts to $3,429,878,907.  Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares/Principal July 31, 2010	Gross Additions	Gross Reductions	Shares/Principal July 31, 2011	Dividend/ Interest Income
CarMax, Inc. (1)	12,702,992	–	6,593,000	6,109,992	$–
China Shipping Development Co. Ltd. - H	68,979,600	–	–	68,979,600	1,629,762
D&B Corp. (1)	4,995,809	–	3,012,700	1,983,109	6,443,692
Iron Mountain Inc.	19,259,589	–	–	19,259,589	13,240,967
Loews Corp.	25,108,721	–	1,324,200	23,784,521	6,277,180
Martin Marietta Materials, Inc.	4,009,093	–	1,488,610	2,520,483	5,910,105
Progressive Corp. (Ohio)	39,157,126	–	2,263,400	36,893,726	53,121,543
Sealed Air Corp.	26,901,107	–	9,283,600	17,617,507	12,538,764
Sealed Air Corp., Sr. Notes, 12.00%, 02/14/14 (1)	$105,000,000	–	$105,000,000	–	4,200,000
Sino-Forest Corp.	19,909,434	1,690,200	–	21,599,634	–
Sino-Forest Corp., 144A	578,195	–	–	578,195	–
Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13	$61,132,000	–	–	$61,132,000	3,056,600
Transatlantic Holdings, Inc.	6,417,151	–	328,000	6,089,151	5,211,907

	(1) Not an affiliate as of July 31, 2011.

(e)	Aggregate cost for federal income tax purposes is $19,486,038,480. At July 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$11,278,939,497
	Unrealized depreciation	(937,619,130)
	Net unrealized appreciation	$10,341,320,367
See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities
At July 31, 2011

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$26,270,619,940
Affiliated companies	3,429,878,907
Collateral for securities loaned (Note 8)	126,860,000
Cash	312,964
Receivables:
Capital stock sold	37,083,718
Dividends and interest	41,801,234
Investment securities sold	129,674,300
Prepaid expenses	88,027
Total assets	30,036,319,090
LIABILITIES:
Return of collateral for securities loaned (Note 8)	126,860,000
Payables:
Capital stock redeemed	122,587,085
Investment securities purchased	13,773,691
Accrued distribution and service plan fees	7,711,141
Accrued management fee	13,202,611
Other accrued expenses	10,045,730
Total liabilities	294,180,258
NET ASSETS	$29,742,138,832
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$43,135,980
Additional paid-in capital	22,383,983,110
Undistributed net investment income	42,484,876
Accumulated net realized losses from investments	(3,090,553,662)
Net unrealized appreciation on investments and foreign currency transactions	10,363,088,528
Net Assets	$29,742,138,832

*Including:
Cost of unaffiliated companies	$16,964,495,493
Cost of affiliated companies	2,376,539,671
Cost of collateral of securities loaned	126,860,000
Market value of securities on loan	123,074,423

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At July 31, 2011

CLASS A SHARES:
Net assets	$17,369,466,124
Shares outstanding	502,486,720
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$34.57
Maximum offering price per share (100/95.25 of $34.57)†	$36.29

CLASS B SHARES:
Net assets	$484,245,631
Shares outstanding	14,668,696
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$33.01

CLASS C SHARES:
Net assets	$3,731,495,910
Shares outstanding	112,107,434
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$33.28

CLASS R SHARES:
Net assets	$737,149,313
Shares outstanding	21,323,052
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$34.57

CLASS Y SHARES:
Net assets	$7,419,781,854
Shares outstanding	212,133,701
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$34.98

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Operations
For the year ended July 31, 2011

INVESTMENT INCOME:
Income:
Dividends*:
Unaffiliated companies		$464,886,747
Affiliated companies		104,373,920
Interest:
Unaffiliated companies		14,568,252
Affiliated companies		7,256,600
Net lending fees		832,639
Total income		591,918,158

Expenses:
Management fees (Note 3)	$158,097,624
Custodian fees	4,522,552
Transfer agent fees:
Class A	25,703,678
Class B	1,671,063
Class C	6,177,815
Class R	1,676,402
Class Y	7,771,059
Audit fees	92,400
Legal fees	74,500
Accounting fees (Note 3)	459,996
Reports to shareholders	3,979,289
Directors’ fees and expenses	651,555
Registration and filing fees	400,000
Miscellaneous	509,369
Payments under distribution plan (Note 7):
Class A	46,158,718
Class B	6,076,449
Class C	41,001,513
Class R	4,216,480
Total expenses		309,240,462
Expenses paid indirectly (Note 4)		(420)
Net expenses		309,240,042
Net investment income		282,678,116

REALIZED & UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions:
Unaffiliated companies		2,076,586,829
Affiliated companies		315,510,473
Foreign currency transactions		328,749
Net realized gain		2,392,426,051
Net increase in unrealized appreciation		2,093,537,169
Net realized and unrealized gain on investments and foreign currency transactions		4,485,963,220
Net increase in net assets resulting from operations		$4,768,641,336

*Net of foreign taxes withheld as follows:
Unaffiliated companies		$10,417,061
Affiliated companies		181,085

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2011	2010

OPERATIONS:
Net investment income	$282,678,116	$191,871,701
Net realized gain (loss) from investments and foreign currency transactions	2,392,426,051	(152,430,958)
Net increase in unrealized appreciation on investments and foreign currency transactions	2,093,537,169	3,736,803,602
Net increase in net assets resulting from operations	4,768,641,336	3,776,244,345

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(220,122,077)	(138,836,747)
Class B	(2,113,491)	–
Class C	(17,850,709)	(305,807)
Class R	(7,269,634)	(2,905,520)
Class Y	(102,137,276)	(61,286,170)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(3,883,866,014)	(2,218,643,168)
Class B	(267,513,869)	(258,012,483)
Class C	(892,410,773)	(620,635,263)
Class R	(208,011,073)	(29,624,032)
Class Y	(531,822,444)	474,895,816
Total increase (decrease) in net assets	(1,364,476,024)	920,890,971

NET ASSETS:
Beginning of year	31,106,614,856	30,185,723,885
End of year*	$29,742,138,832	$31,106,614,856

*Including undistributed net investment income of	$42,484,876	$108,971,198

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements
July 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y. Class A shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’s distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of July 31, 2011 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$1,699,405,422	$–	$–	$1,699,405,422
Consumer staples	4,818,739,287	–	–	4,818,739,287
Energy	4,715,263,140	–	–	4,715,263,140
Financials	8,396,102,378	–	–	8,396,102,378
Health care	3,885,103,208	–	–	3,885,103,208
Industrials	1,652,754,794	–	–	1,652,754,794
Information technology	1,971,013,433	–	–	1,971,013,433
Materials	2,189,991,417	–	–	2,189,991,417
Telecommunication services	129,171,157	–	–	129,171,157
Convertible debt securities	–	41,264,100	–	41,264,100
Short-term securities	–	201,690,511	–	201,690,511
Investment of cash collateral for securities loaned	–	126,860,000	–	126,860,000
Total	$29,457,544,236	$369,814,611	$–	$29,827,358,847

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. Government securities.  A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation.  The cost basis of such assets and liabilities is determined based upon historical exchange rates.  Income and expenses are translated at average exchange rates in effect as accrued or incurred.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar.  Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed.  Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.  The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders.  Therefore, no provision for federal income or excise tax is required.  The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2011, no provision for income tax is required in the Fund’s financial statements related to these tax positions.  The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.  The earliest tax year that remains subject to examination by these jurisdictions is 2008.  At July 31, 2011, the Fund had available for federal income tax purposes unused capital loss carryforward as follows:

Capital Loss Carryforward
Expiring
07/31/2018	$3,090,430,000

Utilized
During the year ended July 31, 2011	$2,274,806,000

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.   The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending July 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the Notes to Financial Statements for the fiscal year ending July 31, 2012.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment company shares, and commission repayments.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund.  The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  Accordingly, during the year ended July 31, 2011, amounts have been reclassified to reflect an increase in undistributed net investment income and a corresponding increase in accumulated net realized losses from investments and foreign currency transactions of $328,749.  Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2011 and 2010 was as follows:

	2011	2010
Ordinary income	$349,493,187	$203,334,244

As of July 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$60,694,169
Accumulated net realized losses from investments and
foreign currency transactions	(3,090,429,902)
Net unrealized appreciation on investments	10,344,945,217
Total	$7,315,209,484

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2011 were $2,668,078,764 and $8,113,152,896, respectively.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser.  The annual rate is 0.55% of the average net assets on the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion.  Advisory fees paid during the year ended July 31, 2011 approximated 0.49% of the average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services during the year ended July 31, 2011 amounted to $1,418,706. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider.  Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian.  The Adviser is also paid for certain accounting services.  The fee paid to the Adviser for theses services during the year ended July 31, 2011 amounted to $459,996. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser.  The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund.  Such reductions amounted to $420 during the year ended July 31, 2011.

NOTE 5 - CAPITAL STOCK

At July 31, 2011, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.225 billion shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2011		July 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	55,758,904	$1,888,651,227	89,381,011	$2,721,605,769
Shares issued in reinvestment of distributions	6,172,452	202,579,864	4,148,095	126,600,552
	61,931,356	2,091,231,091	93,529,106	2,848,206,321
Shares redeemed	(175,282,184)	(5,975,097,105)	(167,956,444)	(5,066,849,489)
Net decrease	(113,350,828)	$(3,883,866,014)	(74,427,338)	$(2,218,643,168)

Class B	Year ended		Year ended
	July 31, 2011		July 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	949,790	$30,716,513	1,686,144	$48,973,551
Shares issued in reinvestment of distributions	63,398	1,999,567	–	–
	1,013,188	32,716,080	1,686,144	48,973,551
Shares redeemed	(9,241,512)	(300,229,949)	(10,626,796)	(306,986,034)
Net decrease	(8,228,324)	$(267,513,869)	(8,940,652)	$(258,012,483)

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class C	Year ended		Year ended
	July 31, 2011		July 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	6,273,378	$205,452,587	10,701,937	$313,772,639
Shares issued in reinvestment of distributions	528,260	16,782,841	9,659	285,547
	6,801,638	222,235,428	10,711,596	314,058,186
Shares redeemed	(34,200,945)	(1,114,646,201)	(32,018,500)	(934,693,449)
Net decrease	(27,399,307)	$(892,410,773)	(21,306,904)	$(620,635,263)

Class R	Year ended		Year ended
	July 31, 2011		July 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	4,982,628	$168,254,081	8,723,063	$265,953,552
Shares issued in reinvestment of distributions	220,688	7,260,629	94,827	2,901,708
	5,203,316	175,514,710	8,817,890	268,855,260
Shares redeemed	(11,233,328)	(383,525,783)	(9,853,055)	(298,479,292)
Net decrease	(6,030,012)	$(208,011,073)	(1,035,165)	$(29,624,032)

Class Y	Year ended		Year ended
	July 31, 2011		July 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	47,530,817	$1,636,058,144	63,628,836	$1,945,969,392
Shares issued in reinvestment of distributions	2,852,499	94,560,348	1,832,386	56,474,158
	50,383,316	1,730,618,492	65,461,222	2,002,443,550
Shares redeemed	(65,603,610)	(2,262,440,936)	(49,977,550)	(1,527,547,734)
Net increase (decrease)	(15,220,294)	$(531,822,444)	15,483,672	$474,895,816

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes.  The purchase of securities with borrowed funds creates leverage in the Fund.  The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively.  Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%.  The Fund had no borrowings during the year ended July 31, 2011.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares - Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2011, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”) received $3,964,740 from commissions earned on sales of Class A shares of the Fund, of which $597,635 was retained by the Underwriter and the remaining $3,367,105 was re-allowed to investment dealers.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period.  The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers.  The service fee for Class A shares of the Fund for the year ended July 31, 2011 was $46,158,718.

Class B Shares - Class B shares of the Fund are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

The Fund pays the Distributor a distribution fee on Class B shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%.  The Fund pays the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B shares which have been sold.

During the year ended July 31, 2011, Class B shares of the Fund made distribution plan payments, which included distribution fees of $4,571,222 and service fees of $1,505,227.

Commission advances by the Distributor during the year ended July 31, 2011 on the sale of Class B shares of the Fund amounted to $546,321, all of which was re-allowed to qualified selling dealers.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase.  The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.  During the year ended July 31, 2011, the Distributor received $1,137,531 in contingent deferred sales charges from Class B shares of the Fund.

Class C Shares - Class C shares of the Fund are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

The Fund pays the Distributor a distribution fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%.  The Fund pays the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

During the year ended July 31, 2011, Class C shares of the Fund made distribution plan payments, which included distribution fees of $30,751,135 and service fees of $10,250,378.

Commission advances by the Distributor during the year ended July 31, 2011 on the sale of Class C shares of the Fund amounted to $1,564,367, all of which was re-allowed to qualified selling dealers.

A contingent deferred sales charge of 1.00% is imposed upon the redemption of certain Class C shares of the Fund within the first year of the original purchase.  During the year ended July 31, 2011, the Distributor received $190,032 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

Class R Shares - Class R shares of the Fund are sold and redeemed at net asset value.  Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%.  The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

During the year ended July 31, 2011, Class R shares of the Fund made distribution plan payments, which included distribution fees of $2,108,240 and service fees of $2,108,240.

NOTE 8 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2011, the Fund had on loan securities valued at $123,074,423; cash of $126,860,000 was received as collateral for the loans.  The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 9 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale.  They are valued under methods approved by the Board of Directors as reflecting fair value.  The aggregate value of restricted securities in the Fund amounted to $108,991,952 or 0.37% of the Fund’s net assets as of July 31, 2011.

Information regarding restricted securities is as follows:

Security	Acquisition Date	Principal	Shares/ Units	Cost per Share/Unit	Valuation per Share/Unit as of July 31, 2011

Fairfax Financial Holdings Ltd., 144A	02/23/10	NA	160,877	$355.07	$393.53

Sino-Forest Corp., 144A	12/11/09	NA	578,195	$15.86	$7.64

Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13	07/17/08	$ 61,132,000	611,320	$100.04	$67.50

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)a	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2011	$30.22	$0.32	$4.41	$4.73
Year ended July 31, 2010	$26.99	$0.20	$3.24	$3.44
Year ended July 31, 2009	$34.31	$0.29	$(7.27)	$(6.98)
Year ended July 31, 2008	$39.75	$0.39	$(5.40)	$(5.01)
Year ended July 31, 2007	$35.11	$0.37	$4.54	$4.91
Davis New York Venture Fund Class B:
Year ended July 31, 2011	$28.88	$0.01	$4.23	$4.24
Year ended July 31, 2010	$25.84	$(0.06)	$3.10	$3.04
Year ended July 31, 2009	$32.74	$0.06	$(6.90)	$(6.84)
Year ended July 31, 2008	$37.93	$0.09	$(5.18)	$(5.09)
Year ended July 31, 2007	$33.53	$0.05	$4.35	$4.40
Davis New York Venture Fund Class C:
Year ended July 31, 2011	$29.12	$0.05	$4.25	$4.30
Year ended July 31, 2010	$26.03	$(0.03)	$3.12	$3.09
Year ended July 31, 2009	$32.96	$0.09	$(6.94)	$(6.85)
Year ended July 31, 2008	$38.18	$0.09	$(5.19)	$(5.10)
Year ended July 31, 2007	$33.74	$0.07	$4.37	$4.44
Davis New York Venture Fund Class R:
Year ended July 31, 2011	$30.23	$0.20	$4.42	$4.62
Year ended July 31, 2010	$27.00	$0.10	$3.24	$3.34
Year ended July 31, 2009	$34.28	$0.18	$(7.24)	$(7.06)
Year ended July 31, 2008	$39.73	$0.25	$(5.40)	$(5.15)
Year ended July 31, 2007	$35.10	$0.26	$4.54	$4.80
Davis New York Venture Fund Class Y:
Year ended July 31, 2011	$30.56	$0.41	$4.47	$4.88
Year ended July 31, 2010	$27.29	$0.29	$3.27	$3.56
Year ended July 31, 2009	$34.75	$0.36	$(7.39)	$(7.03)
Year ended July 31, 2008	$40.26	$0.49	$(5.46)	$(4.97)
Year ended July 31, 2007	$35.54	$0.48	$4.60	$5.08

a	Per share calculations were based on average shares outstanding for the period.
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total returns.

c	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

Financial Highlights

Dividends and Distributions Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returnb	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratioc	Net Investment Income (Loss) Ratio	Portfolio Turnoverd

$(0.38)	$–	$–	$(0.38)	$34.57	15.70%	$17,369	0.89%	0.89%	0.93%	8%
$(0.21)	$–	$–	$(0.21)	$30.22	12.74%	$18,608	0.89%	0.89%	0.67%	13%
$(0.34)	$–	$–	$(0.34)	$26.99	(20.08)%	$18,628	0.92%	0.92%	1.14%	15%
$(0.43)	$–	$–	$(0.43)	$34.31	(12.77)%	$26,029	0.85%	0.85%	1.01%	16%
$(0.27)	$–	$–	$(0.27)	$39.75	14.03%	$29,764	0.85%	0.85%	0.95%	5%

$(0.11)	$–	$–	$(0.11)	$33.01	14.68%	$484	1.79%	1.79%	0.03%	8%
$–	$–	$–	$–	$28.88	11.77%	$661	1.77%	1.77%	(0.21)%	13%
$(0.06)	$–	$–	$(0.06)	$25.84	(20.84)%	$823	1.81%	1.81%	0.25%	15%
$(0.10)	$–	$–	$(0.10)	$32.74	(13.45)%	$1,582	1.66%	1.66%	0.20%	16%
$–e	$–	$–	$–e	$37.93	13.13%	$3,007	1.65%	1.65%	0.15%	5%

$(0.14)	$–	$–	$(0.14)	$33.28	14.78%	$3,731	1.67%	1.67%	0.15%	8%
$–e	$–	$–	$–e	$29.12	11.88%	$4,062	1.67%	1.67%	(0.11)%	13%
$(0.08)	$–	$–	$(0.08)	$26.03	(20.74)%	$4,186	1.71%	1.71%	0.35%	15%
$(0.12)	$–	$–	$(0.12)	$32.96	(13.41)%	$6,444	1.61%	1.61%	0.25%	16%
$–e	$–	$–	$–e	$38.18	13.17%	$7,750	1.62%	1.62%	0.18%	5%

$(0.28)	$–	$–	$(0.28)	$34.57	15.33%	$737	1.22%	1.22%	0.60%	8%
$(0.11)	$–	$–	$(0.11)	$30.23	12.35%	$827	1.23%	1.23%	0.33%	13%
$(0.22)	$–	$–	$(0.22)	$27.00	(20.42)%	$767	1.32%	1.32%	0.74%	15%
$(0.30)	$–	$–	$(0.30)	$34.28	(13.06)%	$919	1.19%	1.19%	0.67%	16%
$(0.17)	$–	$–	$(0.17)	$39.73	13.70%	$741	1.17%	1.17%	0.63%	5%

$(0.46)	$–	$–	$(0.46)	$34.98	16.05%	$7,420	0.62%	0.62%	1.20%	8%
$(0.29)	$–	$–	$(0.29)	$30.56	13.04%	$6,949	0.63%	0.63%	0.93%	13%
$(0.43)	$–	$–	$(0.43)	$27.29	(19.88)%	$5,783	0.63%	0.63%	1.43%	15%
$(0.54)	$–	$–	$(0.54)	$34.75	(12.53)%	$7,333	0.59%	0.59%	1.27%	16%
$(0.36)	$–	$–	$(0.36)	$40.26	14.34%	$6,739	0.59%	0.59%	1.21%	5%

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

e	Less than $0.005 per share.
See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 21, 2011

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review.  The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance, prior to a separate contract review meeting held in March 2011 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis New York Venture Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem.  The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns.  In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Funds shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds.  In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for the Fund and the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increased, and whether the fee schedule reflected those potential economies of scale.  The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisor’s sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number of shareholders and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense.

The Independent Directors noted that the Fund’s Class A shares had under-performed its benchmark, the Standard & Poor’s 500® Index, over the one-, three-, and five-year time periods and out-performed over the ten-year time period, all ended February 28, 2011. The Fund under-performed the average performance of its peer group as determined by an independent service provider over the one-, three-, and five-year time periods and out-performed over the ten-year time period, all ended December 31, 2010. The Independent Directors noted that the Fund out-performed the Standard & Poor’s 500® Index in 29 of the 37 rolling five-year time frames and its peer group in 33 of the 37 rolling five-year time frames ended December 31 for each year from 1974 through 2010. The Fund out-performed the Standard & Poor’s 500® Index in all of the 32 rolling ten- year time frames and its peer group in 31 of the 32 rolling ten-year time frames ended December 31 for each year from 1979 through 2010.

The Independent Directors considered the contractual advisory fee, noting that it was below the average of funds with similar investment objectives as determined by an independent service provider. The Independent Directors also considered the management fee and total expense ratios for the Fund’s Class A shares. Both ratios were lower than the average ratios of its peer group as determined by an independent service provider.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided the Fund and its shareholders with a reasonable level of both investment and non-investment services.  The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for the Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider.  The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders.  The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND	Fund Information

Federal Income Tax Information (Unaudited)

In early 2012, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2011.  Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2011 with their 2011 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service.  Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2011, $349,493,187 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $349,493,187 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2011, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $349,493,187 or 100% as qualified dividend income.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund.  A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Fund’s website at www.davisfunds.com, or on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us.  We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction.  In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent.  We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services.  We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made.  We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.  If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279.  Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

DAVIS NEW YORK VENTURE FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm); former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

DAVIS NEW YORK VENTURE FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com.  Quarterly Fact sheets are available on the Fund’s website at www.davisfunds.com.

DAVIS RESEARCH FUND	Table of Contents

Management’s Discussion of Fund Performance	2

Fund Overview	4

Expense Example	6

Schedule of Investments	7

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Notes to Financial Statements	14

Financial Highlights	20

Report of Independent Registered Public Accounting Firm	21

Director Approval of Advisory Agreements	22

Fund Information	24

Privacy Notice and Householding	25

Directors and Officers	26

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis Research Fund’s Class A shares delivered a total return on net asset value of 16.16% for the year ended July 31, 2011. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 19.65%. The increase was widespread as every sector1 within the Index posted gains. The sectors within the Index that turned in the strongest performance over the year were energy and consumer discretionary. The sectors that turned in the weakest (but still positive) performance over the year were financials and utilities.

Factors Impacting the Fund’s Performance

The two most significant detractors2 from the Fund’s performance relative to the Index were the Fund’s large cash holding, which did not participate in the rising market, and a relatively small position in the stronger performing energy sector. The Fund’s energy companies under-performed the corresponding sector within the Index (up 23% versus up 42% for the Index) and had a lower relative average weighting (5% versus 12% for the Index). Spectra Energy3 was among the most important contributors to performance. OGX Petroleo e Gas Participacoes was among the most important detractors from performance.

Consumer staple companies were the most important contributor to both the Fund’s absolute and relative performance. The Fund’s consumer staple companies out-performed the corresponding sector within the Index (up 26% versus up 18% for the Index) and had a higher relative average weighting (18% versus 11% for the Index). Nestle and Costco Wholesale were among the most important contributors to performance. Avon Products was among the most important detractors from performance. The Fund no longer owns Avon Products.

The Fund had more invested in information technology companies than in any other sector over the year. Information technology companies were also an important contributor to the Fund’s absolute performance. The Fund’s information technology companies under-performed the corresponding sector within the Index (up 18% versus up 19% for the Index), but had a higher relative average weighting (21% versus 18% for the Index). Texas Instruments, SAP AG, and International Business Machines were among the most important contributors to performance. Redecard and Hewlett-Packard were among the most important detractors from performance. The Fund no longer owns Redecard.

Other important contributors to the Fund’s performance included Agilent Technologies, Baxter International, and Wynn Resorts. Other important detractors from the Fund’s performance included PACCAR, All America Latina, and Ford Motor Co. The Fund no longer owns Ford Motor Co.

The Fund had approximately 23% of its net assets invested in foreign companies at July 31, 2011. As a whole, those companies under-performed the domestic companies held by the Fund.

Davis Research Fund’s investment objective is long-term growth of capital.  There can be no assurance that the Fund will achieve its objective.  Davis Research Fund’s principal risks are: stock market risk, manager risk, common stock risk, financial services risk, foreign country risk, under $10 billion market capitalization risk, non-diversified fund risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents.  Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction.  Currently, only the directors, officers and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares.  The Adviser reserves the right to reject any offer to purchase shares.

1      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product of both its appreciation or depreciation and its weighting within the Fund.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

2

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Research Fund Class A versus the Standard & Poor’s 500® Index for an investment made on October 31, 2001

Average Annual Total Return for periods ended July 31, 2011

Fund & Benchmark Index	1-Year	5-Year	Since Fund’s Inception (10/31/01)	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	16.16%	1.27%	4.68%	0.82%	0.82%
Class A - with sales charge	10.61%	0.29%	4.16%	0.82%	0.82%
S&P 500® Index	19.65%	2.39%	4.05%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Research Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today.  The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.  Fund performance changes over time and current performance may be higher or lower than stated.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.   The operating expense ratios may vary in future years.  For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

3

DAVIS RESEARCH FUND	Fund Overview
July 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/11 Net Assets)		(% of 07/31/11 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	72.56%	Information Technology	22.57%	18.74%
Common Stock (Foreign)	22.62%	Food, Beverage & Tobacco	14.21%	6.06%
Stock Warrants	0.15%	Insurance	9.67%	3.63%
Corporate Bonds	0.95%	Materials	7.78%	3.61%
Short-Term Investments	3.15%	Health Care	7.53%	11.46%
Other Assets & Liabilities	0.57%	Capital Goods	7.48%	8.15%
	100.00%	Retailing	5.16%	3.71%
		Energy	5.13%	12.99%
		Diversified Financials	4.99%	6.68%
		Food & Staples Retailing	4.52%	2.30%
		Banks	3.43%	2.73%
		Commercial & Professional Services	3.40%	0.55%
		Other	2.78%	17.09%
		Household & Personal Products	1.35%	2.30%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 07/31/11 Net Assets)

Nestle S.A.	Food, Beverage & Tobacco	5.23%
Hewlett-Packard Co.	Technology Hardware & Equipment	4.80%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	4.17%
Bank of New York Mellon Corp.	Capital Markets	3.93%
PACCAR Inc.	Capital Goods	3.70%
Microsoft Corp.	Software & Services	3.05%
SAP AG, ADR	Software & Services	2.80%
Unilever NV, NY Shares	Food, Beverage & Tobacco	2.64%
Air Products and Chemicals, Inc.	Materials	2.55%
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	2.34%

4

DAVIS RESEARCH FUND	Fund Overview – (Continued)
July 31, 2011

New Positions Added (08/01/10-07/31/11)
(Highlighted positions are those greater than 1.00% of the Fund’s 07/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/11 Net Assets
Advanced Energy Industries, Inc.	Semiconductors & Semiconductor
	Equipment	07/13/11	0.16%
Cemex Finance LLC, 144A Sr. Bond,
9.50%, 12/14/16	Materials	09/09/10	0.95%
Cemex SAB de C.V., ADR	Materials	09/09/10	0.81%
Fiat S.p.A., ADR	Automobiles & Components	11/16/10	–
Ford Motor Co.	Automobiles & Components	11/15/10	–
Intel Corp.	Semiconductors & Semiconductor
	Equipment	05/17/11	1.96%
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	11/09/10	2.34%
Nielsen Holdings NV	Commercial & Professional Services	01/26/11	1.48%
NYSE Euronext	Diversified Financial Services	02/09/11	–
Republic Services, Inc.	Commercial & Professional Services	11/22/10	0.91%
Schindler Holding AG - Participation
Certificate	Capital Goods	03/11/11	0.99%
Schneider Electric S.A.	Capital Goods	09/22/10	1.20%
SMA Solar Technology AG	Semiconductors & Semiconductor
	Equipment	07/13/11	0.09%
Target Corp.	Retailing	01/13/11	1.38%
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology
	& Life Sciences	03/31/11	0.78%
Viacom Inc., Class B	Media	11/04/10	0.50%

Positions Closed (08/01/10-07/31/11)
(Gains and losses greater than $50,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
ABB Ltd., ADR	Capital Goods	03/31/11	$90,195
Altera Corp.	Semiconductors & Semiconductor
	Equipment	10/27/10	40,818
Avon Products, Inc.	Household & Personal Products	07/28/11	9,991
Cielo S.A.	Diversified Financial Services	02/07/11	(33,594)
Cisco Systems, Inc.	Technology Hardware & Equipment	10/27/10	48,522
Fiat S.p.A., ADR	Automobiles & Components	07/27/11	20,180
Fluor Corp.	Capital Goods	03/11/11	59,845
Ford Motor Co.	Automobiles & Components	07/27/11	(50,051)
Google Inc., Class A	Software & Services	10/27/10	307,243
NYSE Euronext	Diversified Financial Services	04/01/11	1,083
Redecard S.A.	Software & Services	02/07/11	(37,740)
Ryanair Holdings PLC, ADR	Transportation	10/27/10	(20,533)
Yingde Gases Group Co. Ltd.	Materials	11/10/10	(3,342)

5

DAVIS RESEARCH FUND	Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for the Fund is for the six-month period ended July 31, 2011.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end sales charges (loads).  Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (02/01/11)	Ending Account Value (07/31/11)	Expenses Paid During Period* (02/01/11-07/31/11)

Class A
Actual	$1,000.00	$1,006.64	$4.08
Hypothetical	$1,000.00	$1,020.73	$4.11

Hypothetical assumes 5% annual return before expenses.
*Expenses are equal to the Class's annualized operating expense ratio (0.82%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

6

DAVIS RESEARCH FUND	Schedule of Investments
July 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (95.18%)
CONSUMER DISCRETIONARY – (6.46%)
Consumer Services – (0.99%)
Wynn Resorts Ltd.	1,980	$304,445
Media – (0.50%)
Viacom Inc., Class B	3,200	154,944
Retailing – (4.97%)
Bed Bath & Beyond Inc. *	8,090	473,386
Target Corp.	8,250	424,793
TJX Cos., Inc.	11,390	629,867
		1,528,046
	Total Consumer Discretionary	1,987,435
CONSUMER STAPLES – (19.33%)
Food & Staples Retailing – (4.35%)
Costco Wholesale Corp.	8,690	680,036
CVS Caremark Corp.	18,150	659,752
		1,339,788
Food, Beverage & Tobacco – (13.68%)
Coca-Cola Co.	5,572	378,952
Kraft Foods Inc., Class A	20,940	719,917
Mead Johnson Nutrition Co.	5,565	397,174
Nestle S.A. (Switzerland)	25,195	1,608,600
Philip Morris International Inc.	4,140	294,644
Unilever NV, NY Shares (Netherlands)	25,020	812,650
		4,211,937
Household & Personal Products – (1.30%)
Colgate-Palmolive Co.	4,725	398,695
	Total Consumer Staples	5,950,420
ENERGY – (4.94%)
BP PLC, ADR (United Kingdom)	7,519	341,663
OGX Petroleo e Gas Participacoes S.A. (Brazil)*	30,015	250,052
Schlumberger Ltd.	3,380	305,451
Spectra Energy Corp.	15,650	422,863
Transocean Ltd.	3,255	200,378
	Total Energy	1,520,407
FINANCIALS – (17.27%)
Banks – (3.16%)
Commercial Banks – (3.16%)
Toronto-Dominion Bank (Canada)	3,395	271,159
U.S. Bancorp	15,000	390,900
Wells Fargo & Co.	11,100	310,134
		972,193
Diversified Financials – (4.80%)
Capital Markets – (4.75%)
Bank of New York Mellon Corp.	48,210	1,210,553
Brookfield Asset Management Inc., Class A (Canada)	8,000	252,240
		1,462,793
Diversified Financial Services – (0.05%)
CME Group Inc.	51	14,749
		1,477,542

7

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (9.31%)
Insurance Brokers – (0.06%)
Aon Corp.	400	$19,248
Multi-line Insurance – (4.39%)
Fairfax Financial Holdings Ltd. (Canada)	1,781	702,230
Loews Corp.	16,300	649,881
		1,352,111
Property & Casualty Insurance – (2.90%)
ACE Ltd.	4,000	267,920
Berkshire Hathaway Inc., Class A *	4	446,000
W. R. Berkley Corp.	5,770	177,658
		891,578
Reinsurance – (1.96%)
Everest Re Group, Ltd.	7,340	602,761
		2,865,698
	Total Financials	5,315,433
HEALTH CARE – (7.25%)
Health Care Equipment & Services – (4.80%)
Baxter International Inc.	8,720	507,242
Becton, Dickinson and Co.	5,380	449,822
CareFusion Corp. *	8,615	227,350
Laboratory Corp. of America Holdings *	1,215	110,273
UnitedHealth Group Inc.	3,695	183,383
		1,478,070
Pharmaceuticals, Biotechnology & Life Sciences – (2.45%)
Agilent Technologies, Inc. *	12,130	511,401
Valeant Pharmaceuticals International, Inc. (Canada)*	4,390	241,582
		752,983
	Total Health Care	2,231,053
INDUSTRIALS – (11.28%)
Capital Goods – (7.20%)
Lockheed Martin Corp.	5,320	402,884
PACCAR Inc.	26,600	1,139,012
Schindler Holding AG - Participation Certificate (Switzerland)	2,575	303,942
Schneider Electric S.A. (France)	2,550	370,623
		2,216,461
Commercial & Professional Services – (3.28%)
Iron Mountain Inc.	8,600	272,018
Nielsen Holdings NV *	15,225	456,141
Republic Services, Inc.	9,650	280,139
		1,008,298
Transportation – (0.80%)
All America Latina Logistica S.A. (Brazil)	34,090	246,193
	Total Industrials	3,470,952
INFORMATION TECHNOLOGY – (21.73%)
Semiconductors & Semiconductor Equipment – (6.38%)
Advanced Energy Industries, Inc. *	4,660	49,489
Intel Corp.	27,000	603,045

8

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Semiconductors & Semiconductor Equipment – (Continued)
SMA Solar Technology AG (Germany)	300	$27,589
Texas Instruments Inc.	43,180	1,284,605
		1,964,728
Software & Services – (10.55%)
Accenture PLC, Class A	3,025	178,899
Automatic Data Processing Inc.	4,450	229,064
International Business Machines Corp.	3,930	714,671
Microsoft Corp.	34,320	940,196
Oracle Corp.	10,570	323,283
SAP AG, ADR (Germany)	13,805	861,570
		3,247,683
Technology Hardware & Equipment – (4.80%)
Hewlett-Packard Co.	41,990	1,476,368
	Total Information Technology	6,688,779
MATERIALS – (6.54%)
Air Products and Chemicals, Inc.	8,830	783,486
Cemex SAB de C.V., ADR (Mexico)*	35,316	248,625
Potash Corp. of Saskatchewan Inc. (Canada)	5,265	304,370
Praxair, Inc.	3,215	333,202
Sherwin-Williams Co.	4,460	344,178
	Total Materials	2,013,861
TELECOMMUNICATION SERVICES – (0.38%)
America Movil SAB de C.V., Series L, ADR (Mexico)	4,600	118,680
	Total Telecommunication Services	118,680
TOTAL COMMON STOCK – (Identified cost $24,377,333)		29,297,020
STOCK WARRANTS – (0.15%)
FINANCIALS – (0.15%)
Banks – (0.15%)
Commercial Banks – (0.15%)
Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	5,000	45,650
TOTAL STOCK WARRANTS – (Identified cost $39,500)		45,650
CORPORATE BONDS – (0.95%)
MATERIALS – (0.95%)
Cemex Finance LLC, 144A Sr. Bond, 9.50%, 12/14/16 (a)	$300,000	291,750
TOTAL CORPORATE BONDS – (Identified cost $296,320)		291,750
SHORT-TERM INVESTMENTS – (3.15%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.22%, 08/01/11, dated 07/29/11, repurchase value of $971,018 (collateralized by: Cash and U.S. Government agency mortgages and obligations in a pooled cash account, 2.446%-11.25%, 07/31/13-02/15/41, total market value $988,519)	971,000	971,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $971,000)		971,000

9

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2011

	Total Investments – (99.43%) – (Identified cost $25,684,153) – (b)	$30,605,420
	Other Assets Less Liabilities – (0.57%)	175,129
	Net Assets – (100.00%)	$30,780,549

ADR: American Depositary Receipt
*	Non-Income producing security.
(a)
This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations.  This security amounted to $291,750 or 0.95% of the Fund's net assets as of July 31, 2011.

(b)	Aggregate cost for federal income tax purposes is $25,699,626. At July 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$5,559,889
	Unrealized depreciation	(654,095)
	Net unrealized appreciation	$4,905,794

See Notes to Financial Statements

10

DAVIS RESEARCH FUND	Statement of Assets and Liabilities
At July 31, 2011

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$30,605,420
Cash	2,002
Receivables:
Dividends and interest	46,948
Investment securities sold	336,636
Prepaid expenses	103
Due from Adviser	6
Total assets	30,991,115
LIABILITIES:
Payables:
Investment securities purchased	159,726
Accrued audit fees	18,000
Accrued management fee	15,196
Other accrued expenses	17,644
Total liabilities	210,566
NET ASSETS	$30,780,549
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$127,002
Additional paid-in capital	40,211,042
Undistributed net investment income	53,451
Accumulated net realized losses from investments	(14,533,874)
Net unrealized appreciation on investments and foreign currency transactions	4,922,928
Net Assets	$30,780,549

CLASS A SHARES:
Net assets	$30,780,549
Shares outstanding	2,540,045
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$12.12
Maximum offering price per share (100/95.25 of $12.12)†	$12.72

*Including:
Cost of Investments	$25,684,153

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

11

DAVIS RESEARCH FUND	Statement of Operations
For the year ended July 31, 2011

INVESTMENT INCOME:
Income:
Dividends*		$543,725
Interest		30,227
Total income		573,952

Expenses:
Management fees (Note 3)	$165,083
Custodian fees	35,211
Transfer agent fees:
Class A	989
Class B (Note 1)	59
Class C (Note 1)	60
Audit fees	18,000
Legal fees	75
Accounting fees (Note 3)	2,004
Reports to shareholders	2,435
Directors’ fees and expenses	3,534
Registration and filing fees	12,369
Excise tax expense (Note 1)	154
Miscellaneous	7,421
Payments under distribution plan (Note 7):
Class B (Note 1)	7
Class C (Note 1)	5
Total expenses		247,406
Expenses paid indirectly (Note 4)		(5)
Reimbursement of expenses by Adviser (Note 3)		(105)
Net expenses		247,296
Net investment income		326,656

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		1,311,826
Foreign currency transactions		(7,572)
Net realized gain		1,304,254
Net increase in unrealized appreciation		2,683,384
Net realized and unrealized gain on investments and foreign currency transactions		3,987,638
Net increase in net assets resulting from operations		$4,314,294

*Net of foreign taxes withheld as follows		$22,939

See Notes to Financial Statements

12

DAVIS RESEARCH FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2011	2010

OPERATIONS:
Net investment income	$326,656	$91,661
Net realized gain (loss) from investments and foreign currency transactions	1,304,254	(1,211,302)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,683,384	3,458,366
Net increase in net assets resulting from operations	4,314,294	2,338,725

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(335,252)	(63,611)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	124,035	23,293
Class B (Note 1)	(2,231)	–
Class C (Note 1)	(1,354)	–
Total increase in net assets	4,099,492	2,298,407

NET ASSETS:
Beginning of year	26,681,057	24,382,650
End of year*	$30,780,549	$26,681,057

*Including undistributed net investment income of	$53,451	$54,847

See Notes to Financial Statements

13

DAVIS RESEARCH FUND	Notes to Financial Statements
July 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on October 31, 2001. Until January 19, 2011, the Fund offered shares in three classes, Class A, Class B, and Class C.  The Fund ceased operations of Class B and Class C shares on January 19, 2011. Class A shares are sold with a front-end sales charge.  Income, expenses (other than those attributable to a specific class), and gains and losses were allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, were charged against the operations of that class. All classes had identical rights with respect to voting (exclusive of each class’s distribution arrangement), liquidation, and distributions.  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued.  Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.  Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued.  Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors.  Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.  These valuation procedures are reviewed and subject to approval by the Board of Directors.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of July 31, 2011 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$1,987,435	$–	$–	$1,987,435
Consumer staples	5,950,420	–	–	5,950,420
Energy	1,520,407	–	–	1,520,407
Financials	5,361,083	–	–	5,361,083
Health care	2,231,053	–	–	2,231,053
Industrials	3,470,952	–	–	3,470,952
Information technology	6,688,779	–	–	6,688,779
Materials	2,013,861	–	–	2,013,861
Telecommunication services	118,680	–	–	118,680
Corporate debt securities	–	291,750	–	291,750
Short-term securities	–	971,000	–	971,000
Total	$29,342,670	$1,262,750	$–	$30,605,420

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. Government securities.  A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation.  The cost basis of such assets and liabilities is determined based upon historical exchange rates.  Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar.  Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed.  Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.  The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

15

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders.  Therefore, no provision for federal income tax is required. The Fund incurred a 2010 excise tax liability of $154 during the year ended July 31, 2011. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2011, no provision for income tax is required in the Fund’s financial statements related to these tax positions.  The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.  The earliest tax year that remains subject to examination by these jurisdictions is 2008.  At July 31, 2011, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Expiring
07/31/2017	$2,462,000
07/31/2018	11,646,000
07/31/2019	417,000
$14,525,000

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.   The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending July 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the Notes to Financial Statements for the fiscal year ending July 31, 2012.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund.  The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2011, amounts have been reclassified to reflect an increase in undistributed net investment income and a corresponding increase in accumulated net realized losses from investments and foreign currency transactions of $7,200. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2011 and 2010 was as follows:

	2011	2010
Ordinary income	$335,252	$63,611

As of July 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$60,701
Accumulated net realized losses from investments and
foreign currency transactions	(14,525,485)
Net unrealized appreciation on investments	4,907,455
Total	$(9,557,329)

16

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2011 were $9,249,395 and $8,123,459, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services during the year ended July 31, 2011 amounted to $171.  State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider.  Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian.  The Adviser is also paid for certain accounting services.  The fee paid to the Adviser for these services during the year ended July 31, 2011 amounted to $2,004.  The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.50%; Class B shares, 2.50%; Class C shares, 2.50%). During the period from August 1, 2010 through January 19, 2011, such reimbursements amounted to $50 and $55 for Class B and C shares, respectively.  Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser.  The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund.  Such reductions amounted to $5 during the year ended July 31, 2011.

17

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 5 - CAPITAL STOCK

At July 31, 2011, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2011		July 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	987	$11,513	4,288	$42,349
Shares issued in reinvestment of distributions	28,066	334,268	5,803	63,425
	29,053	345,781	10,091	105,774
Shares redeemed	(18,622)	(221,746)	(7,614)	(82,481)
Net increase	10,431	$124,035	2,477	$23,293

Class B	Period from August 1, 2010
	through January 19, 2011		Year ended
	(Cessation of Class)		July 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Shares issued in reinvestment of distributions	–	–	–	–
	–	–	–	–
Shares redeemed	(199)	(2,231)	–	–
Net decrease	(199)	$(2,231)	–	$–

Class C	Period from August 1, 2010
	through January 19, 2011		Year ended
	(Cessation of Class)		July 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Shares issued in reinvestment of distributions	–	–	–	–
	–	–	–	–
Shares redeemed	(121)	(1,354)	–	–
Net decrease	(121)	$(1,354)	–	$–

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes.  The purchase of securities with borrowed funds creates leverage in the Fund.  The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively.  Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%.  The Fund had no borrowings during the year ended July 31, 2011.

18

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2011

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares - Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2011, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”) received no commissions earned on sales of Class A shares of the Fund.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period.  The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers.  There was no service fee for Class A shares of the Fund for the year ended July 31, 2011.

Class B Shares - Class B shares of the Fund were sold at net asset value and were redeemed at net asset value.  A contingent deferred sales charge may have been assessed on shares redeemed within six years of purchase.

The Fund paid the Distributor a distribution fee on Class B shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%. The Fund paid the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B shares which have been sold.

During the period from August 1, 2010 through January 19, 2011, Class B shares of the Fund made distribution fee payments of $7.  There were no payments made for service fees.

There were no commission advances by the Distributor during the period from August 1, 2010 through January 19, 2011 on the sale of Class B shares of the Fund.

A contingent deferred sales charge was imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase.  The charge was a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.  During the period from August 1, 2010 through January 19, 2011, the Distributor received no contingent deferred sales charges from Class B shares of the Fund.

Class C Shares - Class C shares of the Fund were sold at net asset value and were redeemed at net asset value.  A contingent deferred sales charge may have been assessed on shares redeemed within the first year of purchase.

The Fund paid the Distributor a distribution fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. The Fund paid the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

During the period from August 1, 2010 through January 19, 2011, Class C shares of the Fund made distribution fee payments of $5.  There were no payments made for service fees.

There were no commission advances by the Distributor on the sale of Class C shares of the Fund during the period from August 1, 2010 through January 19, 2011.

A contingent deferred sales charge of 1.00% was imposed upon the redemption of certain Class C shares of the Fund within the first year of the original purchase.  During the period from August 1, 2010 through January 19, 2011, the Distributor received no contingent deferred sales charges from Class C shares of the Fund.

19

DAVIS RESEARCH FUND	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

	Year ended July 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.55	$9.65	$11.89	$14.99	$13.08

Income (Loss) from Investment Operations:
Net Investment Income	0.13	0.04	0.09	0.02	0.01
Net Realized and Unrealized Gains (Losses)	1.57	0.89	(2.24)	(2.11)	2.53
Total from Investment Operations	1.70	0.93	(2.15)	(2.09)	2.54

Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.03)	(0.09)	(0.02)	(0.10)
Distributions from Realized Gains	–	–	–	(0.99)	(0.53)
Total Dividends and Distributions	(0.13)	(0.03)	(0.09)	(1.01)	(0.63)
Net Asset Value, End of Period	$12.12	$10.55	$9.65	$11.89	$14.99

Total Returna	16.16%	9.58%	(17.86)%	(14.93)%	19.74%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,781	$26,678	$24,380	$55,865	$64,856
Ratio of Expenses to Average Net Assets:
Gross	0.82%	0.87%	0.97%	0.89%	0.90%
Netb	0.82%	0.87%	0.97%	0.89%	0.90%
Ratio of Net Investment Income to Average Net Assets	1.09%	0.35%	1.14%	0.17%	0.18%
Portfolio Turnover Ratec	30%	55%	29%	29%	26%

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total returns.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

20

DAVIS RESEARCH FUND	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 21, 2011

21

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance prior to a separate contract review meeting held in March 2011 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances.  Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Research Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors and members of the Davis family are some of the largest shareholders in the Davis Funds.  The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Fund shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds.  In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

22

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for the Fund and the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increased, and whether the fixed fee schedule reflected those potential economies of scale. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisor’s sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number of shareholders and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense.

The Independent Directors noted that Class A shares of the Fund have been registered with the Securities and Exchange Commission and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any other state or jurisdiction; only the directors, officers and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares.

The Independent Directors noted that the Fund’s Class A shares had under-performed its benchmark, the Standard & Poor’s 500® Index, over the one-, three-, and five-year time periods and out-performed for the inception (October 31, 2001) time period, all ended February 28, 2011. The Fund under-performed the average performance of its peer group as determined by an independent service provider over the one-, three, and five-year time periods, all ended December 31, 2010. The Independent Directors noted that the Fund out-performed both the Standard & Poor’s 500® Index and its peer group in 3 of the 5 rolling five-year time frames ended December 31 for each year from 2006 through 2010.

The Independent Directors considered the management fee and total expense ratios for the Fund’s Class A shares and noted both ratios were lower than the average ratios of its peer group as determined by an independent service provider.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided the Fund and its shareholders with a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for the Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider.  The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders.  The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

23

DAVIS RESEARCH FUND	Fund Information

Federal Income Tax Information (Unaudited)

In early 2012, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2011 with their 2011 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service.  Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2011, $335,252 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $335,252 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2011, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $335,252 or 100% as qualified dividend income.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 or on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

DAVIS RESEARCH FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made.  We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

25

DAVIS RESEARCH FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (Investment management firm); former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

26

DAVIS RESEARCH FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

27

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsh Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2011 and July 31, 2010 were $110,400 and $110,400, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends July 31, 2011 and July 31, 2010 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends July 31, 2011 and July 31, 2010 were $13,475 and $13,118, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)	All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2011 and July 31, 2010 were $0 and $0, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

(f)   Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2011 and July 31, 2010.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  October 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  October 7, 2011

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  October 7, 2011